SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 26, 2002


                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)




          Delaware                        0-16375                94-3018487
          ---------                       -------                ----------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

                              3146 Gold Camp Drive
                        Rancho Cordova, California 95670
                                 (916) 858-5100
          (Address and telephone number of principal executive offices)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     ThermoGenesis Corp. (the "Company") closed a private offering of 3,504,310 shares of its common stock and warrants to purchase 723,362 additional shares of common stock at an exercise price of $3.07 per share on March 26, 2002. The Company received gross proceeds of approximately $7,008,620, before expenses of the offering estimated at $180,000.

     The private offering was placed directly with certain institutional funds and holders of Series A Preferred with participation rights. The Company will use the net proceeds from the offering for general corporate purposes and working capital during its human clinical trials to support the Company's claims for the CryoSeal Fibrin Sealant System.

     The terms for the private placement are set forth in the Unit Purchase Agreement, the form of which is attached as Exhibit 10 to this current report. The form of warrant issued in connection with the placement are subject to the terms contained therein, a copy of which is filed as Exhibit 4 to this current report. The warrants are exercisable for a period of 5 years. Under the terms of the Unit Purchase Agreement, the Company agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the securities.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) EXHIBITS

         Exhibit
         Number            Description
         -------           -----------
            4              Warrant [Form of]
            10             Unit Purchase Agreement [Form of]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 5, 2002                        THERMOGENESIS CORP.



                                              /S/ PHILIP H. COELHO
                                              ----------------------------------
                                              Philip H. Coelho,
                                              Chairman & Chief Executive Officer

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR UNDER APPLICABLE STATE SECURITIES LAWS AND THAT SUCH REGISTRATION HAS BEEN EFFECTED.

THE SECURITIES EVIDENCED BY THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE UNIT PURCHASE AGREEMENT, DATED AS OF MARCH 8, 2002, BY AND AMONG THE COMPANY AND THE
PURCHASERS NAMED IN SCHEDULE I ATTACHED THERETO. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE REGISTERED HOLDER HEREOF WITHOUT CHARGE.

                               THERMOGENESIS CORP.
                               WARRANT CERTIFICATE

Date of Issuance:  March ___, 2002
Certificate No. [KOOL-02-0_ _]                   Number of Warrants:  __________



     This warrant certificate ("Warrant Certificate") certifies that for value received ______________ or registered assigns (the "Holder") is the owner of the number of warrants ("Warrants") specified above, each of which entitles the Holder thereof to purchase, at any time following registration of the shares of common stock underlying the warrant with the Securities and Exchange Commission, but before the Expiration Date (hereinafter defined) one fully paid and non-assessable share of Common Stock, $0.001 par value ("Common Stock"), of ThermoGenesis Corp., a Delaware corporation (the "Company"), having its principal place of business at 3146 Gold Camp Drive, Rancho Cordova, California 95670 at a purchase price of $3.07 per share of Common Stock in lawful money of the United States of America in cash or by certified or cashier's check or a combination of cash and certified or cashier's check, subject to adjustment as hereinafter provided.

     1. Warrant; Purchase Price. Each Warrant shall entitle the Holder to purchase one share of Common Stock of the Company and the purchase price payable upon exercise of the Warrants shall initially be $3.07 per share of Common Stock, subject to adjustment as hereinafter provided (the "Purchase Price"). The Purchase Price and number of shares of Common Stock issuable upon exercise of each Warrant are subject to adjustment as provided in Section 7.

     2. Exercise; Expiration Date.

          2.1 The Warrants are exercisable, at the option of the Holder, at any time after registration of the underlying shares of Common Stock with the Securities and Exchange Commission and on or before the Expiration Date, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Purchase Price times the number of Warrants to be exercised. In the case of exercise of less than all the Warrants represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrants.

          2.2 The term "Expiration Date" shall mean 5:00 p.m. (PST) March __, 2007, or if such date shall be a holiday or a day on which banks are authorized to close, then 5:00 p.m. (PST) the next following date which is not a holiday or a day on which banks are not authorized to close.

     3. Company's Right to Redeem Warrants.

        None.

     4. Registration and Transfer on Company Books.

          4.1 The Company shall maintain books for the registration and transfer of the Warrants and the registration and transfer of the shares of Common Stock issued upon exercise of the Warrants.

          4.2 Prior to due presentment for registration of transfer of this Warrant Certificate, or the shares of Common Stock issued upon exercise of the Warrants, the Company may deem and treat the registered Holder as the absolute owner thereof.

          4.3 (a) Holder (i) acknowledges that the securities represented by this Warrant Certificate are not registered under the Securities Act of 1933 ("1933 Act") and that the securities must be held indefinitely unless they are subsequently registered under the 1933 Act or an exemption from registration is available, (ii) is aware that any routine sales of the securities under Rule 144 under the 1933 Act may be made only in limited amounts and in accordance with the terms and conditions of that Rule and that in such cases where the Rule is not applicable, compliance with some other registration exemption will be required, (iii) is aware that Rule 144 is not presently available for use by Holder for resale of any such securities and that there can be no assurance that Rule 144 will be available at any time in the future, (iv) is aware that, except as provided in Article V of the Unit Purchase Agreement, the Company is not obligated to register under the 1933 Act any sale, transfer or other disposition of the Securities, (v) is aware that the Company shall not be required to register the transfer of the securities on the books of the Company unless the Company shall have been provided with an opinion of counsel satisfactory to it prior to such transfer to the effect that registration under the 1933 Act or any applicable state securities law has been effected or is not required in connection with the transaction resulting in such transfer, and
(vi) is aware that the securities, and each certificate representing the securities and any shares of Common Stock or other securities issued in respect of such securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by this Section 4.3) be stamped or otherwise imprinted with a legend disclosing that the securities have not been registered under the 1933 Act or any state law, and may not be sold, transferred, assigned, pledged, or hypothecated absent a registration under the 1933 Act and applicable state securities laws or an exemption therefrom.

          (b) The restrictions on the transferability of the securities shall cease and terminate when such securities shall have been registered under the 1933 Act and are proposed to be sold or otherwise disposed of in accordance with an intended method of disposition by the Holder thereof set forth in the registration statement covering such securities or any other applicable registration statement, or when such securities are transferable in accordance with the provisions of Rule 144(k) promulgated under the 1933 Act. Whenever the restrictions on transfer shall terminate as hereinabove provided with respect to any of the securities, the Holder of any such securities bearing the legend set forth in this Section 4.3 as to which such conditions shall have terminated shall be entitled to receive from the Company, without expense (except for the payment of any applicable transfer tax) and as expeditiously as possible, new stock certificates not bearing such legend.

          4.4 The Company will provide a legal opinion from an attorney, as required in Section 4.3, at the Company's expense, if the Company's General
Counsel reasonably believes the proposed transfer is exempt from registration under the Securities Act of 1933, as amended, and under all applicable state securities laws.

     5. Reservation of Shares. The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of outstanding Common Stock of the Company are then listed.

     6. Loss or Mutilation. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrants.

     7.  Adjustment of Purchase Price and Number of Shares Deliverable.

          7.1 The number of shares of Common Stock purchasable upon the exercise of each Warrant (such shares being referred to in this Section 7 as the "Warrant Shares") and the Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

          (a) In case the Company shall (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, the number and/or nature of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the
happening  of  any  of  the  events   described  above,  had such  Warrant  been
exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph
(a) shall  become  effective   retroactively  as  of  the  record  date  of such
event.

          (b) In the event of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the outstanding shares of the Company's Common Stock are not converted into or exchanged for other rights or interests), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company, the Holder of each Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have been entitled to receive had such Warrants been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Section 7 with respect to rights and interest thereafter of the Holder of the Warrants to the end that the provisions of this Section 7 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrants. The provisions of this
Section 7.1(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

          7.2 In the event the Company shall declare a dividend, or make a distribution to the holders of its Common Stock generally, whether in cash, property or assets of any kind, including any dividend payable in stock or securities of any other issuer owned by the Company (excluding regularly payable cash dividends declared from time to time by the Company's Board of Directors or any dividend or distribution referred to in Section 7.1(a) above), the Purchase Price of each Warrant shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend. For purposes of this Section 7.2, the "Per Share Value" of a cash dividend or other distribution shall be the dollar amount of the distribution on each share of Common Stock and the "Per Share Value" of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each share of Common Stock based on market quotation for if available, or as determined in good faith by the Board of Directors of the Company if no market quotation is available.

          7.3 No adjustment in the number of Warrant Shares purchasable under the Warrants, or in the Purchase Price with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of such Warrant, or in the Purchase Price thereof; provided, however, that any adjustments which by reason of this Section 7.3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Purchase Price thereof shall be rounded to the nearest one thousandth of a share or the nearest cent, as the case may be. Anything in this Section 7 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the number of Warrant Shares purchasable upon the exercise of each Warrant, or in the Purchase Price thereof, in addition to those required by such Section, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights, warrants or options to purchase Common Stock, or distribution of shares of stock other than Common Stock, evidences of indebtedness or assets (other than distributions of cash out of retained earnings) or convertible or exchangeable securities hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

          7.4 Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

          7.5 In the event that at any time prior to the expiration of the Warrants and prior to their exercise:

          (a) the Company shall declare any distribution (other than a cash dividend or a dividend payable in securities of the Company with respect to the Common Stock); or

          (b) the Company shall offer for subscription to the holders of the Common Stock any additional shares of stock of any class or any other securities convertible into Common Stock or any rights to subscribe thereto; or

          (c) the Company shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock, regardless of the effect of any such event on the outstanding number of shares of Common Stock; or

          (d) the Company shall declare a dividend, other than a dividend payable in shares of the Company's own Common Stock; or

          (e) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity);

(each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder, not less than thirty (30) days prior to the record date, if any, in connection with such Notification Event (provided, however, that if there is no record date, or if thirty (30) days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of the Warrants. For purposes hereof, a business day shall mean any day other than a Saturday, Sunday or any other day in which commercial banks are authorized by law to be closed.

          7.6 The form of Warrant Certificate need not be changed because of any change in the Purchase Price, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this
Section 7, and Warrant Certificates issued before or after such change may state the same Purchase Price, the same number of Warrants, and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

     8. Voluntary Adjustment by the Company. The Company may, at its option, at any time during the term of the Warrants, reduce the then current Purchase Price to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

     9. Fractional Shares and Warrants; Determination of Market Price Per Share.

          9.1 Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of Warrants. Warrants may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Common Stock unless the Holder is exercising all Warrants then owned by the Holder. In such event, the Company shall, upon the exercise of all of such Warrants, issue to the Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the Purchase Price for all of such Warrants and pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by its Market Price Per Share (as determined pursuant to Section 9.2 below) as of the last business day preceding the date on which the Warrants are presented for exercise.

          9.2 As used herein, the "Market Price Per Share" with respect to any date shall mean the closing price per share of Company's Common Stock for the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of Common Stock of the Company are listed or admitted to trading, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of the Common Stock on NASDAQ or any comparable system, or if the Common Stock is not reported on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National
Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of the Company's Common Stock as determined in good faith by the Board of Directors of the Company.

     10. Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this ____th day of March, 2002.


                                                  THERMOGENESIS CORP.



                                                  By: __________________________
                                                      Philip H. Coelho
                                                      Chief Executive Officer

[SEAL]



Attest:



--------------------------
David Adams, Secretary

                                    EXHIBIT A


                               NOTICE OF EXERCISE


     The undersigned hereby irrevocably elects to exercise, pursuant to Section 2 of the Warrant Certificate accompanying this Notice of Exercise, _______ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Purchase Price of such shares in full.



                                                    ____________________________
                                                    Name of Holder


                                                    ____________________________
                                                    Signature

                                                    Address: ___________________

                                                    ____________________________

                             UNIT PURCHASE AGREEMENT


                              THERMOGENESIS CORP.,
                             a Delaware corporation


                                  COMMON STOCK
                                Par Value, $0.001








THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED TO SALE, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT RELATING TO THE SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 PROMULGATED UNDER THE SECURITIES ACT OR (iii) AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT AN EXEMPTION FROM THE REGISTRATION REQUIRMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS IS AVAILABLE.

                             UNIT PURCHASE AGREEMENT

     THIS UNIT PURCHASE AGREEMENT (this "Agreement") dated March 26, 2002 is made by and among ThermoGenesis, Inc., a Delaware corporation (the "Company"), and the purchasers named in the attached Schedule I (individually, each a "Purchaser" and collectively, the "Purchasers").

     WHEREAS, the Company wishes to issue and sell to the Purchasers units (the "Units"), each consisting of five (5) shares of authorized but unissued Common Stock, $0.001 par value, of the Company (the "Common Stock"), and one warrant (the "Warrant(s)"), substantially in the form of "Exhibit A" attached hereto, exercisable for one share of the Common Stock, at a purchase price of $10.00 per Unit. The Units will have an aggregate purchase price of up to $7,000,000 (not including the Units which may be purchased by holders of the Company's Series A Preferred Stock pursuant to their preemptive rights); and

     WHEREAS, each Purchaser, severally, wishes to purchase the Units on the terms and subject to the conditions set forth in this Agreement; and

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


                                   ARTICLE I.
                                    THE UNITS

     1.01 Issuance and Sale of the Units. The Company is authorized to issue up to 700,000 Units (not including the Units which may be purchased by holders of the Company's Series A Preferred Stock pursuant to their preemptive rights), and subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser hereby agrees to purchase from the Company, the Number of Units set forth opposite the name of such Purchaser under the heading "Number of Units to be Purchased" on Schedule I, at the purchase price set forth opposite the name of such Purchaser under the heading "Aggregate Purchase Price " on Schedule I.

     1.02 Closing And Delivery Of The Units. The closing shall take place at the office of Bartel Eng & Schroder, 300 Capitol Mall, Suite 1100, Sacramento, California 95814 at 3:00 p.m. (PST) on March 21, 2002, or at such other location, date and time as may be agreed upon between the Purchasers of a majority of the Units and the Company (such closing being called the "Closing" and such date and time being called the "Closing Date"), provided that such closing shall occur no later than March 26, 2002. At the Closing, the Company shall deliver to each Purchaser (i) a copy of the letter instructing the Company's transfer agent to issue a certificate, registered in the name of such Purchaser, representing each of the shares of Common Stock and (ii) the Warrants, comprising the Units being purchased by it at the Closing. Prior to the Closing, the Purchasers shall wire transfer in immediately available funds their respective portions of the Aggregate Purchase Price to the Company, as set forth on Schedule I.

     1.03 Additional Closings for Holders of Series A Preferred Stock. In the event any holders of the Company's Series A Preferred Stock ("Series A Holders") elect to exercise their preemptive right to participate in this financing, the Company will hold an additional closing within thirty (30) days after the Closing (an "Additional Closing "), without obtaining the signature, consent or permission of any of the Purchasers, offer and sell additional Units to such Series A Holders. The shares of Common Stock comprising part of any Unit to be issued in an Additional Closing shall be sold pursuant to, and subject to the provisions of this Agreement, as modified solely to add an additional signature hereto and an additional name to Schedule I hereto. Upon execution of such additional signature page, each such additional purchaser shall be deemed a "Purchaser" under this Agreement to the same extent as if they had been a Purchaser at the Closing.


                                   ARTICLE II.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     As of the Closing Date, the Company hereby represents and warrants to each Purchaser as follows:

     2.01 Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business in good standing in each jurisdiction in which the property is owned, leased or operated by it or the nature of the business conducted by it makes such qualifications or licensing necessary, except where its failure so to qualify to be licensed would not have a material adverse effect on the Company.

     2.02 Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, par value $0.001, and 2,000,000 shares of preferred stock, both par value $0.001. The issued and outstanding shares of the Company's capital stock is accurately reflected in its annual report on Form 10-K for the year ended June 30, 2001, as of that date. The attached Schedule
2.2 accurately reflects the shares of the Company's capital stock issued since that date, the shares of capital stock options, warrants and convertible privileges which have been reacquired by the Company since that date, and the number of shares of capital stock, options, warrants and convertible privileges (broken down by class) outstanding as of the Closing Date. Except as described in the attached Schedule 2.2 and in Company's annual report on Form 10-K for the year ended June 30, 2001, there are no outstanding contracts, agreements, calls, options, warrants, rights, subscriptions, obligations or other commitments of the Company, directly or indirectly relating to or calling for the authorization, issuance, transfer, sale or other disposition of any share of the capital stock or other voting interests of the Company or securities convertible, exercisable or exchangeable into or for any of the foregoing, the Company does not own or control any stock, equity, voting ownership or other interest in any corporation, partnership, joint venture or other business association or entity.

     2.03  Authorization:  Validity.  The Company has full  corporate  power and authority to enter into the Agreements and to carry out its obligations thereunder. When issued in accordance with the Agreements, the shares of Common Stock will be validly issued, fully paid and nonassessable. The execution and delivery of the Agreements and the consummation of the transactions contemplated thereby have been duly authorized by the Board of Directors of the Company, which authorization remains in full force and effect and has not been modified or amended by any subsequent action of such Board of Directors, and no other corporate actions or proceedings on the part of the Company are necessary to authorize the Agreements or the transactions contemplated thereby. The Agreements constitute the valid and binding obligations of the Company enforceable in accordance with their terms.

     2.04 No Violation. Except for any required filings under applicable Federal and state securities laws, which the Company undertakes to make, the execution, delivery and performance by the Company and the consummation by it of the transactions contemplated thereby, including, without limitation, the issuance, sale and delivery of the shares of Common Stock, do not require the consent, waiver, approval, license or authorization of or filing of any notice or report with any person, entity or public authority and will not violate, result in a breach of or the acceleration of any obligation under, or constitute a default under, any provision of the Company's Certificate of Incorporation or By-laws or any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, law, ordinance or regulation to which any property of the Company is subject or by which the Company is bound or result in the creation or imposition of any lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or give to any other person any interest or right in or with respect to, any of the properties, assets, business, agreements or contracts of the Company.

     2.05 Compliance With Law. To the best of its knowledge, the Company is in compliance with the governmental laws, ordinances, codes, orders, rules, regulations and requirements applicable to its business and conditions of employment, except where noncompliance could not reasonably be expected to have a material adverse effect on the business, assets, properties or financial condition of the Company. The Company has obtained all permits, licenses, variances, exemptions, orders, contracts and approvals from federal, state, local and foreign governmental and regulatory bodies which are material, singularly or in the aggregate, to the operation of its business (collectively, the "Permits" and each individually, a "Permit"). The Company is in compliance with the material terms of each Permit and with all requirements, standards and procedures of the federal, state, local and foreign governmental or regulatory bodies which issued the Permits or any of them and there does not exist under any of the Permits any default or event of default or event which with notice or lapse of time or both would constitute an event of default by the Company.

     2.06 Memorandum and SEC Filings. The Company previously has delivered to each Purchaser a copy of its Private Placement Memorandum dated March 8, 2002 (the "Memorandum"). The Memorandum contains information concerning the Offering and a copy of the Company's Annual Report on Form 10-K for its fiscal year ended June 30, 2001, and Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2001 and December 31, 2001 (the "SEC Report") filed by the Company with the Securities and Exchange Commission (the "SEC"). Since January 1, 1997, the Company has made all filings required to be made by it under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act") and the securities laws of any state, and any rules and regulations promulgated thereunder. The audited and unaudited consolidated financial statements of the Company included in the SEC Reports have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated in the notes thereto) and fairly present the financial position of the Company as at the dates thereof and the results of its operations and changes in cash flows for the periods then ended. The information contained in the Memorandum and the SEC Reports is or was accurate and complete as of the date given. No stop order preventing the use of the Memorandum, or any other amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued by the SEC. The SEC Reports, at the time they were or are hereafter filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act. Neither the Agreements, the Memorandum nor the SEC Reports, taken as a whole, contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     2.07 As of the Closing Date Intellectual Property. As described in the Company's Form 10-K for the fiscal year 2001, the Company owns or possesses, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("Intellectual Property") currently employed or utilized by it in connection with the business now operated and proposed to be operated by it and the following products or proposed products of the Company: The CryoSeal System and the BioArchive System. The Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property. The description of the Intellectual Property in the Company's Form 10-K for the fiscal year 2001 does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     2.08 NASDAQ Compliance. The Company has taken all necessary actions to ensure its continued inclusion in, and the continued eligibility of the Common Stock for trading on the Nasdaq Stock Market ("NASDAQ") under all currently effective and currently proposed inclusion requirements.

     2.09 Absence of Certain Changes or Events. Except as disclosed in the SEC Reports and on Schedule 2.2 hereto, since June 30, 2001, the Company has not:

          (a) incurred any obligation or liability, whether fixed or contingent (including, without limitation, any liability as a guarantor or otherwise with respect to the liabilities of others), except those incurred in the ordinary course of business, none of which is materially adverse, and except in connection with the Agreements and the transactions contemplated thereby;

          (b) discharged or satisfied any lien or encumbrance or paid any obligation or liability (fixed or contingent), other than in the ordinary course of business;

          (c) mortgaged, pledged or subjected to lien, charge, security interest or to any other encumbrance any of its assets or properties, other than in the ordinary course of business;

          (d) transferred, leased or otherwise disposed of any of its assets or properties except for a fair consideration in the ordinary course of business or acquired any assets or properties, other than in the ordinary course of business;

          (e) canceled or compromised any debt or claim, other than in the ordinary course of business;

          (f) waived or released any rights of material value, other than in the ordinary course of business;

          (g) suffered any casualty loss or damage (whether or not such loss or damage shall have been covered by insurance) which materially and adversely affects the ability of the Company to conduct its business as it is presently conducted;

          (h) declared  any  dividend  or made any payment or  distribution   in
              respect of its Common Stock;

          (i) been the subject of any regulatory action, citation or comparable action or entered into any consent order with government agencies with regard to its operations or products;

          (j) implemented   any  material  change  in  accounting    principles,
              practices or methods; or

          (k) experienced a material adverse change in its financial condition or results of operation.

     2.10 Private Offering. Subject to the accuracy of the representations of each Purchaser in Article III hereof, the offer, sale and issuance of the Units, which are comprised of shares of Common Stock and Warrants, constitute transactions exempt from the registration requirements of Section 5 of the 1933 Act and neither the Company nor anyone acting on its behalf will take any action hereafter that would cause the loss of such exemption.

     2.11 Brokers. The Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement, except that the Company reserves the right to pay up to six percent (6%) as placement fee to offer and sell any remaining un-subscribed Units authorized under Section 1.01.


                                  ARTICLE III.
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER.

     Purchaser understands that the issuance and sale of the Units, which are comprised of shares of Common Stock and Warrant to purchase shares of Common Stock, have not been registered under the 1933 Act, on the grounds that the issuance and sale of such securities to the Purchaser is exempt pursuant to
Section 4(2) of the 1933 Act and/or Regulation D promulgated under the 1933 Act, and that the reliance of the Company on such exemptions is predicated in part of each Purchaser's representations, warranties, covenants and acknowledgments set forth in this Article III.

     3.01 Authorization. If the Purchaser is a corporation, it represents and warrants to the Company that it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; that it was not organized for the specific purpose of purchasing the Units to be purchased by it hereunder; that it has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; all corporate actions or proceedings on the part of such Purchaser as are necessary to authorize this Agreement or the transactions contemplated hereby; and that the transactions contemplated hereby have been taken. Each Purchaser represents and warrants to the Company that this Agreement constitutes the valid and binding obligation of such Purchaser, enforceable in accordance with its respective terms except to the extent that enforceability may be limited by equity, bankruptcy, insolvency and other laws of general application affecting the rights and remedies of creditors.

     3.02 Purchase Without View to Distribute. Purchaser represents and warrants to the Company that the Units, which are comprised of shares of Common Stock and Warrant to purchase shares of Common Stock, being purchased by it are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution within the meaning of the 1933 Act and the rules and regulations thereunder.

     3.03 Restrictions on Transfer.

          (a) Purchaser (i) acknowledges that the Units are not registered under the 1933 Act and that the Units must be held indefinitely by it unless they are subsequently registered under the 1933 Act or an exemption from registration is available, (ii) is aware that any routine sales of the Units under Rule
144 of the SEC under the 1933 Act may be made only in limited amounts and in accordance with the terms and conditions of that Rule and that in such cases where the Rule is not applicable, compliance with some other registration exemption will be required, (iii) is aware that Rule 144 is not presently available for use by Purchaser for resale of any such Units and that there can be no assurance that Rule 144 will be available at any time in the future, (iv) is aware that, except as provided in Article V hereof, the Company is not obligated to register under the 1933 Act any sale, transfer or other disposition of the Securities, (v) is aware that the Company shall not be required to register the transfer of the Units on the books of the Company unless the Company shall have been provided with an opinion of counsel satisfactory to it prior to such transfer to the effect that registration under the 1933 Act or any applicable state securities law has been effected or is not required in connection with the transaction resulting in such transfer, and (vi) is aware that the Units, and each certificate representing the Units and any shares of Common Stock or other securities issued in respect of such Units upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by paragraph (b) of this Section 3.04) be stamped or otherwise imprinted with a legend disclosing that the securities have not been registered under the Securities Act or any state law, and may not be sold, transferred, assigned, pledged or hypothecated absent registration under the Securities Act and applicable State securities laws or an exemption therefrom.

          (b) The restrictions on the transferability of the Units shall cease and terminate when such Units shall have been registered under the 1933 Act and are proposed to be sold or otherwise disposed of in accordance with an intended method of disposition by the Company as set forth in the registration statement covering such Units as required by Section 5.02 or any other applicable registration statement, or when all shares underlying the warrants comprising a part of the Units are transferable in accordance with the provisions of Rule 144(k) promulgated under the 1933 Act. Whenever the restrictions on transfer shall terminate as hereinabove provided with respect to any of the Units, the holder of any such Units bearing the legend set forth in paragraph (a) of this Section 3.03 as to which such conditions shall have terminated shall be entitled to receive from the Company, without expense (except for the payment of any applicable transfer tax) and as expeditiously as possible, new stock certificates not bearing such legend.

     3.04 Access to Information. Each Purchaser severally acknowledges that it has been provided with a copy of the Memorandum (including the SEC Reports) and has carefully reviewed the same. Each Purchaser further acknowledges that the Company has made available to it the opportunity to ask questions of and receive answers from the Company's officers and directors concerning the terms and conditions of this Agreement and the business and financial condition of the Company, and each Purchaser has received to its satisfaction, such information about the business and financial condition of the Company and the terms and conditions of the Agreement as it has requested.

     3.05 Additional Representations of the Purchaser. Each Purchaser represents that (i) it is an "accredited investor" as such term is defined in Rule 501 promulgated under the 1933 Act, (ii) its financial situation is such that it can afford to bear the economic risk of holding the Units for an indefinite period of time and suffer complete loss of its investment in the Units, (iii) it has the funds necessary to purchase the Units immediately available to it and (iv) its knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of its purchase of the Units as contemplated by this Agreement.

                                   ARTICLE IV.
                            COVENANTS OF THE COMPANY.

     4.01 Consummation of Agreements. The Company shall perform and fulfill all conditions and obligations on its part to be performed and fulfilled under the Agreements, to the end that the transactions contemplated by the Agreements shall be carried out. To this end, the Company will obtain all necessary authorizations or approvals of its Board of Directors to the execution and performance of the Agreements, which shall include as integral parts thereof the issuance to the Purchasers of the Units upon the terms and conditions set forth in the Agreements.

     4.02 Compliance with Regulation D. The Company agrees to file a Form D with the SEC within fifteen days of the date of the Closing and to file, on a timely basis, any amendments or supplements to such Form D as may be required under Regulation D promulgated under the 1933 Act. The Company also agrees to comply with the filing requirements of state securities laws applicable to the sale of the Units hereunder.

     4.03 Good Faith Effort to Effect Transfers. Upon registration of the Units, or the termination under the provisions of Rule 144 of the restriction on transfer, the Company agrees to issue or cause its corporate and securities counsel to issue all required consents or opinions that may be required to effect the transfer of the Units and removal of any legend on such Units upon transfer. The Company agrees that it shall use all reasonable efforts to cause such consents or opinions of counsel to be transmitted to the Company's transfer agent within 48 hours of receipt of a request by Purchaser, provided that all required certifications or representations required to effect such transfer have been provided with such request. The Company will pay its own legal expenses to prepare such consents or opinions of counsel contemplated by this Section 4.03.

     4.04 Financing Limitations. The Company will not, for a period of six (6) months following the effective date of the Registration Statement as set forth in Article V, issue, offer or sell any securities to a third party (including debt securities with an equity feature) other than (i) to an employee and/or director pursuant to a employee equity and option plan, (ii) securities issued in connection to a merger or acquisition (the principle purpose of which is not to raise financing, and (iii) securities issued to qualified institutional buyers as defined in Rule 144A.


                                   ARTICLE V.
                                  REGISTRATION.

     5.01 Definitions. As used herein:

          (a) The terms "register," "registered" and "registration" refers to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act and the declaration or ordering of the effectiveness of such registration statement.

          (b) For the purposes hereof, the term "Registrable Securities" means, with respect to the Units offered hereby, the shares of Common Stock purchased hereunder, the shares of Common Stock to be issued upon exercise of the Warrants, and any stock to be issued in respect of, or part of, the Registrable Securities as a result of a stock split, stock dividend, recapitalization or combination.

          (c) The terms "Holder" or "Holders" mean any person or persons to whom Registrable Securities were originally issued or qualifying transferees under this Article V hereof who hold Registrable Securities.

     5.02 Filing of Registration Statement. Within 30 days after the Closing Date, the Company will prepare and file a Registration Statement on Form S-3 (the "Registration Statement") with the SEC in order to register the sale of the Registrable Securities by Purchasers from time to time through underwriters, agents or otherwise, in negotiated or market transaction or through NASDAQ or the facilities of any national securities exchange on which the Common Stock is then traded or in privately negotiated transactions. The Company will use its best efforts to obtain a declaration of effectiveness of such Registration Statement before the expiration of 120 days from the Closing Date and take all actions incidental thereto (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be necessary to permit or facilitate the public sale and distribution of the Registrable Securities by the Holders. If the Company does not cause the Registration Statement to be declared effective by the SEC within the 120 day period provided, then the Company shall cause to be issued to each Purchaser without additional consideration a five year warrant representing the right to acquire an additional amount of Common Stock equal to two percent (2%) of the number of shares of Common Stock purchased by such Purchaser hereunder. The warrant shall be exercisable at a price of $2.50 per share upon registration of the shares underlying the warrant with the SEC.

     5.03 Expenses. All expenses incurred currently or in the future in connection with any registration pursuant to this Article V, including without limitation, all registration, filing and qualification fees (including those attributable to the Registrable Securities), printing expenses, fees and disbursements of counsel for the Company and fees and expenses of counsel for the Company incurred pursuant to Section 4.03 of this Agreement or Section 4.3 of the Warrant Certificate and expenses of any comfort letters or special audits of the Company's financial statements incidental to or required by such registration shall be borne by the Company (excluding underwriting discounts and selling commissions payable with respect to the sale of Registrable Securities).

     5.04   Registration   Procedures.   In  the  case  of  each   registration,
qualification or compliance effected by the Company pursuant to this Article V, the Company will, at its expense:

          (a) keep such registration statement effective and file any necessary post-effective amendments and use its best efforts to maintain the effectiveness thereof until the earlier of (i) such time as the Company reasonably determines, based upon an opinion of counsel, that the Holders will be eligible to sell all of the Registrable Securities then owned by the Holders without registration in the open market in compliance with the 1933 Act and without regard to volume restrictions or (ii) for a continuous period of 36 months from the date of effectiveness of the Registration Statement.

          (b) prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such registration, qualification or compliance effective and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered thereby during the applicable period;

          (c)  update,   correct,   amend  and  supplement  such   registration,
qualification or compliance as necessary;

          (d) furnish  such number of  preliminary  and final  prospectuses  and
other   documents   incident   thereto   as  a  Holder  from  time to  time  may
reasonably request;

          (e) register or qualify such Registrable Securities for offer and sale under the Blue Sky or securities laws of such jurisdictions as any Holder may reasonably designate to enable it to consummate the disposition of the Registrable Securities in such jurisdiction, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any State;

          (f) timely file all reports required to be filed by it under the 1933 Act or the 1934 Act and the rules and regulations adopted by the SEC thereunder, all to the extent required to enable each such Purchaser to sell the Registrable Securities without registration under the 1933 Act pursuant to (i) Rule 144 adopted by the SEC under the 1933 Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC;

          (g) take all action necessary to render the Registrable Securities eligible for inclusion on NASDAQ for trading thereon; and

          (h) upon  the  sale of any  Registrable  Securities  pursuant  to such
Registration Statement remove all restrictive legends from all certificates   or
other instruments evidencing the Registrable Securities.

     5.05 Holders Obligation to Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this
Section 5.02 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by such Holder, and the intended method of disposition of such securities as shall be required, in the reasonable opinion of the Company, to effect the Registration Statement.


                                   ARTICLE VI.
                                INDEMNIFICATION.

     6.01 Indemnification of Purchaser. The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Purchaser, its directors and officers and each person who controls such Purchaser (within the meaning of the 1933 Act) against any and all losses, claims, damages, liabilities and expenses caused by (i) any breach of the representations, warranties, covenants and agreements of the Company contained in the Agreements; or (ii) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus filed pursuant to Article V hereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Purchaser expressly for use in such registration statement or prospectus.

     6.02 Indemnification of the Company. Each Purchaser severally agrees to furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus and agrees to indemnify and hold harmless, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any and all losses, claims, damages, liabilities and expenses caused by (i) any breach of the representations, warranties, covenants, and agreements of such Purchaser contained in this Agreement; or (ii) any untrue or alleged untrue statement of material fact or any omission of a material fact required to be stated in any registration statement, prospectus or preliminary prospectus filed pursuant to
Article V hereof or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement or omission is contained or omitted in any information or affidavit so furnished in writing by such Purchaser expressly for use in such registration statement or prospectus, and in no event will the Purchaser be obligated to indemnify the Company, its directors, officers or any person who controls the Company in an amount in excess of the net proceeds to be derived from the sale of Units in the offering giving rise to a claim for indemnification.

     6.03 Contribution. If the indemnification provided for in this Article VI is judicially determined to be unavailable to an indemnified person in respect of any losses, claims, damages or liabilities referred to herein, then, in lieu of indemnifying such indemnified person hereunder, each party shall contribute to the net amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (and expense relating thereto) (i) in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and each Purchaser, on the other hand, or (ii) if the allocation provided by clause (i) above is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of each, as well as any other relevant equitable considerations.

     6.04 Defense of Action. Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is not assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     6.05 Remedies. The remedies provided for in this Article VI are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.


                                  ARTICLE VII.
                CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS.

     7.01  Conditions.  The  obligations  of each  Purchaser to  consummate  the
Agreements and the transactions contemplated hereby are subject to the satisfaction of the following conditions on or prior to the Closing Date except to the extent that any such condition can be and is waived by the Purchasers:

          (a) Representations; Warranties; Covenants. Each of the representations and warranties of the Company contained in Article II hereof shall be true and correct in all material respects as though made at the time of and as of the Closing Date; the Company shall, at or before the Closing Date, have performed all of its obligations hereunder which by the terms hereof are to be performed on or before the Closing Date, and the Company shall have delivered to each Purchaser a Certificate of its Chief Executive Officer, President or Vice President dated as of the Closing Date to the foregoing effect.

          (b) Warrants. The Company shall have executed and delivered the Warrants, substantially in the form of Exhibit A, to each of the Purchasers, in respect of the Warrant component of the Units each such Purchaser is purchasing.

          (c) Opinion of Counsel. Each Purchaser shall have received from Bartel Eng & Schroder, a Professional corporation, counsel for the Company, an opinion dated as of the Closing Date, in substantially the form attached as Exhibit B hereto.


                                  ARTCLE VIII.
               CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS.

     8.01 Conditions. The obligations of the Company's to consummate the Agreements and the transactions contemplated hereby are subject to the satisfaction of the following conditions on or prior to the Closing Date except to the extent that any such condition can be and is waived by the Company:

          (a) Representations; Warranties; Covenants. The representations and warranties of each Purchaser contained in Article III hereof shall be true and correct in all material respects as though made at the time of and as of the Closing Date; Each Purchaser shall, at or before the Closing Date, have performed all of its obligations hereunder which by the terms hereof are to be performed on or before the Closing. Unless the Company receives written notification to the contrary at the Closing Date, the Company shall be entitled to assume the preceding is accurate at the Closing Date.


                                   ARTICLE IX.
                                 MISCELLANEOUS.

     9.01 Law Governing. This Agreement shall be construed under and governed by the laws of the State of California applicable to contracts made and to be fully performed therein.

     9.02 Broker or Finder. Each Purchaser represents and warrants that no broker or finder has acted for such party in connection with this Agreement or the transactions contemplated by this Agreement and that no broker or finder is entitled to any broker's or finder's fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by such Purchaser.

     9.03 Notices. All notices, requests, demands or other communications hereunder shall be deemed to have been duly given if delivered or mailed by certified or registered mail if to the Company at 3146 Gold Camp Drive, Rancho Cordova, California 95670, Attn: Chief Executive Officer, and if to the
Purchaser at the address set forth on the signature page hereto, or to such other address of which either party may notify the other party.

     9.04 Survival of Representations, Warranties and Covenants. Notwithstanding any investigation made by any party to this Agreement, all representations, warranties, covenants and obligations made by the Company and each Purchaser herein shall survive the execution of this Agreement and the sale and delivery of the Units, which comprised of shares of Common Stock and warrants to purchase shares of Common Stock.

     9.05 Entire Agreement. This Agreement, including the exhibits and schedules referred to herein, is complete and all promises, representations, understandings, warranties and agreements with reference to the subject matter hereof, and all inducements to the making of this Agreement relied upon by either party hereto, have been expressed herein or in such exhibits and schedules.

     9.06 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by the Company without the prior written consent of the Purchasers, or by a Purchaser without the prior written consent of the Company, except that each Purchaser may (a) without such consent, sell, transfer, or otherwise convey any of the Common Stock, the Warrants or the Common Stock issued upon exercise thereof and the rights and obligations of such Purchaser hereunder to any Affiliate of such Purchaser. With respect to any transfer under clause (a) of the immediately preceding sentence, the applicable transferee shall execute a counterpart to this Agreement prior to such transfer. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit or obligation hereunder. For the purpose of this Section 9.06, "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the 1934 Act.

     9.07 Fees and Expenses. Except as otherwise specifically provided herein, each of the parties will bear its own expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

     9.08 Publicity and Disclosure. Except as may be required by federal securities laws, no press release or public disclosure, either written or oral, of the transactions contemplated by this Agreement, shall be made by the Purchaser or the Company without the prior approval of the other party.

     9.09 Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     9.10 Amendments and Waivers. Except as otherwise provided herein, any provision in any of the Agreements may be amended or waived only if the Company shall obtain the written consent of the holders of a majority in interest of the Units purchased from the Company pursuant to the Agreements.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth above.

The Company:                                        THERMOGENESIS CORP.



                                           By:      ____________________________
                                                    Philip H. Coelho,
                                                    Chief Executive Officer



Attest:




-------------------------
David C. Adams, Secretary

The Purchasers:                                    Name


                                          By:      ____________________________
                                                   Name:
                                                   Title:
                                                   Address:


                                                   Name


                                          By:      ____________________________
                                                   Name:
                                                   Title:
                                                   Address: